Exhibit 24


                     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of JMB Income Properties, Ltd. - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


JUDD D. MALKIN
Judd D. Malkin                        Chairman and Director


NEIL G. BLUHM
Neil G. Bluhm                         President and Director


H. RIGEL BARBER
H. Rigel Barber                       Chief Executive Officer


JEFFREY R. ROSENTHAL
Jeffrey R. Rosenthal                  Chief Financial Officer


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                      GARY NICKELE
                                      Gary Nickele



                                      GAILEN J. HULL
                                      Gailen J. Hull



                                      DENNIS M. QUINN
                                      Dennis M. Quinn

                                                 Exhibit 24


                     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of JMB Income Properties, Ltd. - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


STUART C. NATHAN
Stuart C. Nathan                      Executive Vice
                                      President, Director of
                                      General Partner


A. LEE SACKS
A. Lee Sacks                          Director of General
Partner


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                      GARY NICKELE
                                      Gary Nickele



                                      GAILEN J. HULL
                                      Gailen J. Hull



                                      DENNIS M. QUINN
                                      Dennis M. Quinn

                                                 Exhibit 24


                     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of JMB Realty Corporation, the corporate general partner of JMB Income Properties, Ltd. - XI, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 20th day of February, 1995.


GLENN E. EMIG
Glenn E. Emig                         Chief Operating Officer


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 20th day of February, 1995.


                                      GARY NICKELE
                                      Gary Nickele



                                      GAILEN J. HULL
                                      Gailen J. Hull



                                      DENNIS M. QUINN
                                      Dennis M. Quinn